EXHIBIT 4.5.1

CONFORMED COPY

                      SUPPLEMENTAL FUNDING 2 DEED OF CHARGE
                               DATED 1 MARCH 2007

                        PERMANENT FUNDING (NO. 2) LIMITED
                                 (AS FUNDING 2)

                                       AND

                           PERMANENT MASTER ISSUER PLC
                               (AS MASTER ISSUER)

                                       AND

                              THE BANK OF NEW YORK
       (AS FUNDING 2 SECURITY TRUSTEE AND MASTER ISSUER SECURITY TRUSTEE)

                                       AND

                                   HALIFAX PLC
           (AS SELLER, CASH MANAGER, FUNDING 2 GIC PROVIDER, FUNDING 2
              SWAP PROVIDER AND FUNDING 2 START-UP LOAN PROVIDER)

                                       AND

                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                                (AS ACCOUNT BANK)

                                       AND

                      STRUCTURED FINANCE MANAGEMENT LIMITED
                        (AS CORPORATE SERVICES PROVIDER)

                                       AND

                           PERMANENT MORTGAGES TRUSTEE
                             (AS MORTGAGES TRUSTEE)


                                 ALLEN & OVERY

                               ALLEN & OVERY LLP

                                    CONTENTS

Clause                                                                      Page

1.       Interpretation.......................................................3
2.       Amendment to Funding 2 Principal Priority of Payments................3
3.       Notices and Demands..................................................3
4.       Choice of Law........................................................3
5.       Counterparts.........................................................3
6.       Third Party Rights...................................................3
7.       Submission to Jurisdiction...........................................3


Signatories...................................................................5

APPENDIX

1.       Amendments to Funding 2 Deed of Charge...............................7

THIS SUPPLEMENTAL FUNDING 2 DEED OF CHARGE (this DEED) is made on 1 March 2007

BETWEEN:
(1) PERMANENT FUNDING (NO. 2) LIMITED, a company incorporated in England and Wales with limited liability (registered number 04441772) and having its registered office at 35 Great St Helen's London EC3A 6AP (FUNDING 2);

(2) PERMANENT MASTER ISSUER PLC, a company incorporated in England and Wales with limited liability (registered number 5922774) and having its registered office at 35 Great St Helen's London EC3A 6AP (the MASTER ISSUER);

(3) THE BANK OF NEW YORK, a national association acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as FUNDING 2 SECURITY TRUSTEE which expression includes such company and all other persons or companies for the time being acting as trustee and security trustee under the Funding 2 Deed of Charge);

(4) THE BANK OF NEW YORK, a national association acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as MASTER ISSUER SECURITY TRUSTEE which expression includes such company and all other persons or companies for the time being acting as trustee and security trustee under the Master Issuer Deed of Charge);

(5) HALIFAX PLC, a public limited company incorporated in England and Wales with limited (registered number 2367076) and having its registered office at Trinity Road, Halifax, West Yorkshire HX1 2RG (acting in its capacities as SELLER and CASH MANAGER);

(6) HALIFAX PLC, a public limited company incorporated in England and Wales (registered number 2367076) and having its registered office at Trinity Road, Halifax, West Yorkshire HX1 2RG (acting in its capacity as FUNDING 2 GIC PROVIDER, FUNDING 2 SWAP PROVIDER and FUNDING 2 START-UP LOAN PROVIDER);

(7) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, a company established by an Act of the Parliament of Scotland in 1695 (as amended) and acting through its office at 116 Wellington Street, Leeds LS1 4LT, (acting in its capacity as ACCOUNT BANK);

(8) STRUCTURED FINANCE MANAGEMENT LIMITED, a company incorporated in England and Wales with limited liability (registered number 3853947) and having its registered office is at 35 Great St. Helen's London EC3A 6AP (acting in its capacity as the CORPORATE SERVICES PROVIDER); and

(9) PERMANENT MORTGAGES TRUSTEE LIMITED, a private limited company incorporated under the laws of Jersey whose registered office is at 47 Esplanade, St Helier, Jersey JE1 0BD, Channel Islands (in its capacity as MORTGAGES TRUSTEE).

WHEREAS:

(A) This Deed is supplemental to the Funding 2 Deed of Charge made between the parties hereto and dated 17 October 2006 (herein after referred to as the FUNDING 2 DEED OF CHARGE).

(B) The parties to this Deed have agreed to enter into this Deed to, among other things, permit the agreed changes to Schedule 4 Part 2 of the Funding 2 Deed of Charge and any other amendment as may be required to give effect to this Deed.

NOW THIS DEED WITNESSES as follows:

1.       INTERPRETATION

         The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated 17 October 2006 (as the same may be amended, restated or supplemented from time to time with the consent of the parties to this Deed) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the master issuer master definitions and construction schedule signed for the purposes of identification by Allen & Overy LLP and Sidley Austin on 17 October 2006 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the meanings in this Deed, including the Recitals hereto, and this Deed shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 (Interpretation and Construction) of the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule.

2.       AMENDMENT TO FUNDING 2 PRINCIPAL PRIORITY OF PAYMENTS

2.1 The parties hereto agree to amend the Funding 2 Deed of Charge in accordance with Appendix 1 hereto.

3.       NOTICES AND DEMANDS

         Any notice or communication under or in connection with this Deed or the Funding 2 Deed of Charge shall be given in the manner and at the times set out in Clause 24 (Notices) of the Funding 2 Deed of Charge or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

4.       CHOICE OF LAW

         This Deed is governed by and shall be construed in accordance with English law.

5.       COUNTERPARTS

         This Deed may be signed (manually or by facsimile) and delivered in more than one counterpart all of which, taken together, shall constitute one and the same deed.

6.       THIRD PARTY RIGHTS

         This Deed does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this Deed.

7.       SUBMISSION TO JURISDICTION

         Each party to this Deed hereby irrevocably submits to the exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are inconvenient forum for the maintenance or hearing of such action or proceeding.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

                                   SIGNATORIES

FUNDING 2
                                                               ) /s/ JONATHAN KEIGHLY
EXECUTED as a DEED by
PERMANENT FUNDING (NO. 2)                                      ) per pro SFM Directors Limited as Director
LIMITED acting by two                                          ) /s/ CLAUDIA WALLACE
directors                                                      ) per pro SFM Directors (No. 2) Limited as Director


MASTER ISSUER
EXECUTED as a DEED by                                          ) /s/ JONATHAN KEIGHLY
PERMANENT MASTER ISSUER                                        ) per pro SFM Directors Limited as Director
PLC acting by two                                              ) /s/ CLAUDIA WALLACE
directors                                                      ) per pro SFM Directors (No. 2) Limited as Director


FUNDING 2 SECURITY TRUSTEE AND MASTER ISSUER SECURITY TRUSTEE
EXECUTED as a DEED by                                          ) /s/ VINCENT GIRAUD
THE BANK OF NEW YORK                                           ) Assistant Vice President
acting by its authorised signatory                             )


Witness:

Name:             /s/ CHARLES TOLAND
Address:          Allen & Overy LLP
                  40 Bank Street
                  Canary Wharf
                  London E14 5DU


SELLER, CASH MANAGER, FUNDING 2 GIC PROVIDER, FUNDING 2 SWAP PROVIDER AND FUNDING 2 START-UP LOAN PROVIDER
EXECUTED as a DEED by                                          ) /s/ IAN STEWART
HALIFAX PLC                                                    )
acting by its attorney                                         ) /s/ AMARPAL TAKK
in the presence of                                             )

Witness:

Name:             /s/ CHARLES TOLAND
Address:          Allen & Overy LLP
                  40 Bank Street
                  Canary Wharf
                  London E14 5DU


FUNDING 2 ACCOUNT BANK
EXECUTED as a DEED by                                          ) /s/ DAVID BALAI
THE GOVERNOR AND COMPANY OF                                    )
THE BANK OF SCOTLAND                                           ) /s/ AMARPAL TAKK
acting by its attorney                                         )
in the presence of                                             )


Witness:

Name:             /s/ CHARLES TOLAND
Address:          Allen & Overy LLP
                  40 Bank Street
                  Canary Wharf
                  London E14 5DU

CORPORATE SERVICES PROVIDER
EXECUTED as a DEED by                                          ) /s/ JONATHAN KEIGHLY
STRUCTURED FINANCE                                             )
MANAGEMENT LIMITED                                             ) /s/ CLAUDIA WALLACE
acting by two directors                                        )


EXECUTED as a DEED on behalf of                                )
PERMANENT MORTGAGES TRUSTEE                                    ) /s/ CLAUDIA WALLACE
LIMITED, a company incorporated in Jersey,                     )
Channel Islands, by                                            )
being a person who, in                                         )
accordance with the laws of that territory is acting           )
under the authority of the company,                            )
in the presence of                                             )


Witness's:

Name:             /s/ CHARLES TOLAND
Address:          Allen & Overy LLP
                  40 Bank Street
                  Canary Wharf
                  London E14 5DU

                                   APPENDIX 1

                     AMENDMENTS TO FUNDING 2 DEED OF CHARGE

The cross reference in Clause 4.6 to "Clause 3.2" shall be amended to "Clause 3.3".

The cross reference in Clause 13.1(a) to "Clause 13 (Investment by Note Trustee)" shall be amended to "Clause 3.3".

The cross reference in Clause 6.3(b) to "Part 1 of Schedule 3" shall be amended to " Part 1 of Schedule 4".

The cross reference in Clause 6.3(b) to "Part 2 of Schedule 3" shall be amended to " Part 2 of Schedule 4".

The cross reference in Clause 6.4(b) to "Part 1 of Schedule 3" shall be amended to " Part 1 of Schedule 4".

The cross reference in Clause 6.4(b) to "Part 2 of Schedule 3" shall be amended to " Part 2 of Schedule 4".

The cross reference in Clause 7.1 to "Part 3 of Schedule 3" shall be amended to " Part 3 of Schedule 4".

The following wording in Part 2 of Schedule 4:

"1.    DUE AND PAYABLE DATES OF LOAN TRANCHE

       1.1 A Loan Tranche shall become DUE AND PAYABLE on the earlier to occur of:

              (a) any date specified in relation to such Loan Tranche in the applicable Loan Tranche Supplement;

              (b)  the date upon which a Trigger Event occurs;

              (c) the date upon which the Funding 2 Security Trustee serves a Note Acceleration Notice on the Master Issuer; and

              (d) the date upon which the Funding 2 Security Trustee serves a Master Intercompany Loan Acceleration Notice on Funding 2."

shall be amended to:

"1.    DUE AND PAYABLE DATES OF LOAN TRANCHE

1.1    A Loan Tranche shall become DUE AND PAYABLE on the earlier to occur of:

       (a) any date specified in relation to such Loan Tranche in the applicable Loan Tranche Supplement and applicable Final Terms;

       (b)    the date upon which a Trigger Event occurs;

       (c) the date upon which the Funding 2 Security Trustee serves a Note Acceleration Notice on the Master Issuer;

       (d) the date upon which the Funding 2 Security Trustee serves a Master Intercompany Loan Acceleration Notice on Funding 2; and

       (e) the Step-up Date, if any, in relation to such Loan Tranche as specified in the applicable Loan Tranche Supplement and applicable Final Terms.".

DRAFT(1): 25/09/07

                  SECOND SUPPLEMENTAL FUNDING 2 DEED OF CHARGE
                                [o] OCTOBER 2007
                        PERMANENT FUNDING (NO. 2) LIMITED
                                 (AS FUNDING 2)

                                       AND

                           PERMANENT MASTER ISSUER PLC
                               (AS MASTER ISSUER)

                                       AND

                              THE BANK OF NEW YORK
       (AS FUNDING 2 SECURITY TRUSTEE AND MASTER ISSUER SECURITY TRUSTEE)

                                       AND

                              BANK OF SCOTLAND PLC
   (AS SELLER, CASH MANAGER, FUNDING 2 GIC PROVIDER, FUNDING 2 SWAP PROVIDER,
                  FUNDING 2 START-UP LOAN PROVIDER AND ACCOUNT
                                      BANK)

                                       AND

                      STRUCTURED FINANCE MANAGEMENT LIMITED
                        (AS CORPORATE SERVICES PROVIDER)

                                       AND

                           PERMANENT MORTGAGES TRUSTEE
                             (AS MORTGAGES TRUSTEE)

                                    CONTENTS

CLAUSE                                                                      PAGE

1.     Interpretation.........................................................12
2.     Amendment to Funding 2 Principal Priority of Payments..................12
3.     Notices and Demands....................................................12
4.     Supplemental...........................................................12
5.     Choice of Law..........................................................12
6.     Counterparts...........................................................12
7.     Third Party Rights.....................................................13
8.     Submission to Jurisdiction.............................................13


Signatories...................................................................14


APPENDIX

2.     Amendments to Funding 2 Deed of Charge.................................16

THIS SECOND SUPPLEMENTAL FUNDING 2 DEED OF CHARGE (this DEED) is made as a deed on [o] October 2007

BETWEEN:

(1) PERMANENT FUNDING (NO. 2) LIMITED, a company incorporated in England and Wales with limited liability (registered number 04441772) and having its registered office at 35 Great St Helen's London EC3A 6AP (FUNDING 2);

(2) PERMANENT MASTER ISSUER PLC, a company incorporated in England and Wales with limited liability (registered number 5922774) and having its registered office at 35 Great St Helen's London EC3A 6AP (the MASTER ISSUER);

(3) THE BANK OF NEW YORK, a national association acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as the FUNDING 2 SECURITY TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as trustee and security trustee under the Funding 2 Deed of Charge);

(4) THE BANK OF NEW YORK, a national association acting through its offices at One Canada Square, London E14 5AL (acting in its capacity as the MASTER ISSUER SECURITY TRUSTEE, which expression includes such company and all other persons or companies for the time being acting as trustee and security trustee under the Master Issuer Deed of Charge);

(5) BANK OF SCOTLAND PLC (registered number SC327000) (formerly The Governor and Company of the Bank of Scotland), a public limited company incorporated under the laws of Scotland and having its registered office at The Mound, Edinburgh, EH1 1YZ (acting in its capacities as the SELLER, the CASH MANAGER, the ACCOUNT BANK, the FUNDING 2 GIC PROVIDER, the FUNDING 2 SWAP PROVIDER and the FUNDING 2 START-UP LOAN PROVIDER);

(6) STRUCTURED FINANCE MANAGEMENT LIMITED, a company incorporated in England and Wales with limited liability (registered number 3853947) and having its registered office is at 35 Great St. Helen's London EC3A 6AP (acting in its capacity as the CORPORATE SERVICES PROVIDER); and

(7) PERMANENT MORTGAGES TRUSTEE LIMITED, a private limited company incorporated under the laws of Jersey whose registered office is at 47 Esplanade, St Helier, Jersey JE1 0BD, Channel Islands (in its capacity as the MORTGAGES TRUSTEE).

WHEREAS:

(A) This Deed is supplemental to the Funding 2 Deed of Charge made between the parties hereto and dated 17 October 2006 (herein after referred to as the FUNDING 2 DEED OF CHARGE).

(B) On the Reorganisation Date, pursuant to the HBOS Group Reorganisation Act 2006, The Governor and Company of the Bank of Scotland was registered as a public company under the Companies Act 1985 and changed its name to Bank of Scotland plc and the business and all property and liabilities of Halifax (including its rights and obligations under various Funding 2 Agreements) were transferred to Bank of Scotland.

(C) The parties to this Deed have agreed to enter into this Deed to, among other things, permit the agreed changes to Schedule 4 Part 2 of the Funding 2 Deed of Charge and any other amendment as may be required to give effect to this Deed.

NOW THIS DEED WITNESSES as follows:

1.     INTERPRETATION

       The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated [o] October 2007 (as the same may be amended, restated or supplemented from time to time with the consent of the parties to this Deed) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) and the amended and restated master issuer master definitions and construction schedule signed by, amongst others, the parties to this Deed on [o] October 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the meanings in this Deed, including the Recitals hereto, and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 (Interpretation and Construction) of the Master Definitions and Construction Schedule and the Master Issuer Master Definitions and Construction Schedule.

2.     AMENDMENT TO FUNDING 2 PRINCIPAL PRIORITY OF PAYMENTS

       The parties hereto agree to amend the Funding 2 Deed of Charge in accordance with Appendix 1 hereto.

3.    NOTICES AND DEMANDS

       Any notice or communication under or in connection with this Deed or the Funding 2 Deed of Charge shall be given in the manner and at the times set out in Clause 24 (Notices) of the Funding 2 Deed of Charge or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

4.    SUPPLEMENTAL

       Save as expressly amended by this Deed, the Funding 2 Deed of Charge shall remain in full force and effect and the security created under the Funding 2 Deed of Charge and all of the other rights, powers, obligations and immunities comprised therein and arising pursuant thereto shall remain in full force and effect notwithstanding this Deed. The Funding 2 Deed of Charge and this Deed shall henceforth be read and construed as one document and references in the Funding 2 Deed of Charge to "this Deed" shall be read as references to the Funding 2 Deed of Charge as amended by this Deed.

5.    CHOICE OF LAW

       This Deed is governed by and shall be construed in accordance with English law.

6.    COUNTERPARTS

       This Deed may be signed (manually or by facsimile) and delivered in more than one counterpart all of which, taken together, shall constitute one and the same deed.

7.    THIRD PARTY RIGHTS

       This Deed does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this Deed.

8.    SUBMISSION TO JURISDICTION

       Each party to this Deed hereby irrevocably submits to the exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are inconvenient forum for the maintenance or hearing of such action or proceeding.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

                                   SIGNATORIES


FUNDING 2

EXECUTED as a DEED by                                         )
PERMANENT FUNDING (NO. 2)                                     )
LIMITED acting by two                                         )
directors                                                     )


MASTER ISSUER

EXECUTED as a DEED by                                         )
PERMANENT MASTER ISSUER                                       )
PLC acting by two                                             )
directors                                                     )


FUNDING 2 SECURITY TRUSTEE AND MASTER ISSUER SECURITY TRUSTEE

EXECUTED as a DEED by                                         )
THE BANK OF NEW YORK                                          )
acting by its authorised signatory                            )

Witness:

Name:

Address:



SELLER, CASH MANAGER, ACCOUNT BANK, FUNDING 2 GIC PROVIDER, FUNDING 2 SWAP PROVIDER AND FUNDING 2 START-UP LOAN PROVIDER

EXECUTED as a DEED by                                         )
BANK OF SCOTLAND PLC                                          )
acting by its attorney                                        )
in the presence of                                            )

Witness:

Name:

Address:

CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                                         )
STRUCTURED FINANCE                                            )
MANAGEMENT LIMITED                                            )
acting by two directors                                       )


MORTGAGES TRUSTEE

EXECUTED as a DEED on behalf of                               )
PERMANENT MORTGAGES TRUSTEE                                   )
LIMITED, a company incorporated in Jersey,                    )
Channel Islands, by                                           )
being a person who, in                                        )
accordance with the laws of that territory is acting          )
under the authority of the company,                           )
in the presence of                                            )

Witness's:


Name:


Address:

                                   APPENDIX 2

                     AMENDMENTS TO FUNDING 2 DEED OF CHARGE


Schedule 3 of the Funding 2 Deed of Charge shall be replaced it its entirety by:

                                   SCHEDULE 3

                             FORM OF ACCESSION DEED

         THIS DEED is made on [            ]

BETWEEN
(1) PERMANENT FUNDING (NO. 2) LIMITED, a company incorporated in England and Wales with limited liability (registered number 04441772) and having its registered office at 35 Great St Helen's London EC3A 6AP (FUNDING 2);

(2) PERMANENT MASTER ISSUER PLC, a company incorporated in England and Wales with limited liability (registered number 5922774) and having its registered office at 35 Great St Helen's London EC3A 6AP (the MASTER ISSUER);

(3) THE BANK OF NEW YORK, a national association acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as FUNDING 2 SECURITY TRUSTEE which expression includes such company and all other persons or companies for the time being acting as trustee and security trustee under this Deed);

(4) THE BANK OF NEW YORK, a New York banking corporation acting through its offices at 48th Floor, One Canada Square, London E14 5AL (acting in its capacity as MASTER ISSUER SECURITY TRUSTEE which expression includes such company and all other persons or companies for the time being acting as trustee and security trustee under the Master Issuer Deed of Charge);

(5) THE BANK OF SCOTLAND plc (formerly the Governor and Company of Bank of Scotland), a public company incorporated under the laws of Scotland (registered number SC327000) whose registered office is at The Mound, Edinburgh, EH1 1YZ, a company established by an Act of the Parliament of Scotland in 1695 (as amended) and acting through its office at 116 Wellington Street, Leeds LS1 4LT, (acting in its capacities as ACCOUNT BANK, SELLER, CASH MANAGER, FUNDING 2 GIC PROVIDER, FUNDING 2 SWAP PROVIDER and FUNDING 2 START-UP LOAN PROVIDER);

(6) STRUCTURED FINANCE MANAGEMENT LIMITED, a company incorporated in England and Wales with limited liability (registered number 3853947) and having its registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (acting in its capacity as the CORPORATE SERVICES PROVIDER);

(7) PERMANENT MORTGAGES TRUSTEE LIMITED, a private limited company incorporated under the laws of Jersey (registered number 83116) whose registered office is at 47 Esplanade, St Helier, Jersey JE1 0BD, Channel Islands (acting in its capacity as MORTGAGEE TRUSTEE);

(8)    [Any other Funding 2 Secured Creditor]; and

(9)    [       ] (the NEW FUNDING 2 SECURED CREDITOR).

       NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS
(A) Pursuant to the terms of a [describe agreement] (the AGREEMENT) dated [ ] made between Funding 2 and the New Funding 2 Secured Creditor, Funding 2 has agreed to [describe nature of the obligations of Funding 2 under the Agreement].

(B) Funding 2 has agreed to provide the Funding 2 Security Trustee with the benefit of the security described in the Funding 2 Deed of Charge to secure Funding 2's obligations to the Funding 2 Secured Creditors.

(C) The terms of the Funding 2 Deed of Charge permit Funding 2 to secure its obligations to a New Funding 2 Secured Creditor thereunder.

(D) The New Funding 2 Secured Creditor has agreed to enter into this Deed to accede to the provisions of the Funding 2 Deed of Charge.

(E) The Funding 2 Secured Creditors have agreed to enter into this Deed to, among other things, acknowledge and agree to such accession and to permit any consequential changes to the Funding 2 Priority of Payments set out in Part 1 Part 2 and Part 3 of Schedule 4 of the Funding 2 Deed of Charge as are required and any other amendment as may be required to give effect to this Accession Undertaking.

1.     INTERPRETATION

       The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Agreement and dated [o] October 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Agreement) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) is expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Agreement, including the Recitals hereto and this Agreement shall be construed in accordance with the interpretation provisions set out in clause 2 of the Master Definitions and Construction Schedule.

2.     REPRESENTATIONS AND WARRANTIES

       The New Funding 2 Secured Creditor hereby represents and warrants to the Funding 2 Security Trustee and each of the Funding 2 Secured Creditors in respect of itself that as of the date of this Deed:

       (a) pursuant to the terms of the Agreement, Funding 2 has agreed to pay to the New Funding 2 Secured Creditor the amount (if any) [describe in relation to the Agreement]; and

       (b) the Agreement expressly provides that all amounts due from Funding 2 thereunder are to be secured by the Funding 2 Deed of Charge.

3.     ACCESSION

       In consideration of the New Funding 2 Secured Creditor being accepted as a Funding 2 Secured Creditor for the purposes of the Funding 2 Deed of Charge by the parties thereto as from the date of this Deed, the New Funding 2 Secured Creditor:

       (a) confirms that as from [date], it intends to be a party to the Funding 2 Deed of Charge as a Funding 2 Secured Creditor;

       (b) undertakes to comply with and be bound by all of the provisions of the Master Definitions and Construction Schedule (as the same may be amended, varied or restated from time to time) and the Funding 2 Deed of Charge in its capacity as a Funding 2 Secured Creditor, as if it had been an original party thereto;

       (c) undertakes to perform comply with and be bound by all of the provisions of the Funding 2 Deed of Charge in its capacity as a Funding 2 Secured Creditor, as if it had been an original party thereto as provided in Clause 4.5 (New Funding 2 Secured Creditors) (including without limitation Clauses 7.1 (Priorities of Payment - After Service of a Master Intercompany Loan Acceleration Notice) and 7.2 (Application of Monies Received After Master Intercompany Loan Acceleration Notice)); and

       (d) agrees that the Funding 2 Security Trustee shall be the Funding 2 Security Trustee of the Funding 2 Deed of Charge for all Funding 2 Secured Creditors upon and subject to the terms set out in the Funding 2 Deed of Charge.

4.     SCOPE OF THE FUNDING 2 DEED OF CHARGE

       Funding 2, the New Funding 2 Secured Creditor and the Funding 2 Security Trustee hereby agree that for relevant purposes under the Funding 2 Deed of Charge and the Master Definitions and Construction
       Schedule:

       (a)    the Agreement shall be treated as a Funding 2 Agreement; and

       (b) the New Funding 2 Secured Creditor shall be treated as an Funding 2 Secured Creditor.

 5.    AMENDMENT TO THE FUNDING 2 PRIORITY OF PAYMENTS

       The Funding 2 Secured Creditors agree to amend and restate the Funding 2 Priority of Payments set out in Part 1 and Part 2 of Schedule 3 of the Funding 2 Deed of Charge in accordance with Appendix 1 hereto.

6.     APPLICATION

       Prior to and following enforcement of the Funding 2 Security all amounts at any time held by Funding 2, the Cash Manager or the Funding 2 Security Trustee in respect of the security created under this Deed shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Funding 2 Deed of Charge.

7.     NOTICES AND DEMANDS

       Any notice or communication under or in connection with this Deed, the Funding 2 Deed of Charge or the Master Definitions Schedule shall be given in the manner and at the times set out in Clause 24 (Notices) of the Funding 2 Deed of Charge to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

       The address referred to in this Clause 7 for the New Funding 2 Secured Creditor is:

       [       ]

       For the attention of:                     [           ]
       Telephone:                                [           ]
       Facsimile:                                [           ]

       or such other address and/or numbers as the New Issuer may notify to the parties to the Funding 2 Deed of Charge in accordance with the provisions thereof.

8.     CHOICE OF LAW

       This Deed is governed by and shall be construed in accordance with English law.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.


FUNDING 2



EXECUTED as a DEED by                                          )
PERMANENT FUNDING (NO. 2)                                      )
LIMITED acting by two                                          )
Directors                                                      )


MASTER ISSUER


                                                               )
EXECUTED as a DEED by
PERMANENT MASTER ISSUER                                        )
PLC acting by two                                              )
Directors                                                      )


FUNDING 2 SECURITY TRUSTEE AND MASTER ISSUER SECURITY TRUSTEE


EXECUTED as a DEED by                                          )
THE BANK OF NEW YORK                                           )
acting by its authorised signatory                             )



Authorised Signatory

Signature:

Name:

Address:

SELLER, CASH MANAGER, FUNDING 2 SWAP PROVIDER, FUNDING 2 GIC PROVIDER AND FUNDING 2 START-UP LOAN PROVIDER, ACCOUNT BANK, FUNDING 2 START-UP LOAN PROVIDER


EXECUTED as a DEED by                                          )
BANK OF SCOTLAND PLC                                           )
acting by its attorney                                         )
in the presence of                                             )


Witness:

Name:

Address:


FUNDING 2 CORPORATE SERVICES PROVIDER


EXECUTED as a DEED by                                          )
STRUCTURED FINANCE                                             )
MANAGEMENT LIMITED                                             )
acting by two directors                                        )


MORTGAGES TRUSTEE


EXECUTED as a DEED on behalf of                                )
PERMANENT MORTGAGES TRUSTEE                                    )
LIMITED, a company incorporated in Jersey,                     )
Channel Islands, by                                            )
being a person who, in                                         )
accordance with the laws of that territory is acting           )
under the authority of the company,                            )
in the presence of                                             )


Witness's:

Name:

Address:

[INSERT SIGNATURE BLOCK FOR  NEW FUNDING 2 SECURED CREDITOR]

Schedule 4 of the Funding 2 Deed of Charge shall be replaced in its entirety by the following:

                                   SCHEDULE 4

                         FUNDING 2 PRIORITY OF PAYMENTS
                                     PART 1

             FUNDING 2 PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS

1.     CALCULATION OF FUNDING 2 AVAILABLE REVENUE RECEIPTS

1.1 On the day falling four London Business Days prior to each Funding 2 Interest Payment Date, the Cash Manager will calculate the amount of Funding 2 Available Revenue Receipts that are available to be applied on the next Funding 2 Interest Payment Date in accordance with the Funding 2 Pre-Enforcement Revenue Priority of Payments.

1.2 Subject to paragraph 1.3 below, if there would be insufficient Funding 2 Available Revenue Receipts to meet Funding 2's obligations on the next Funding 2 Interest Payment Date under the Funding 2 Pre-Enforcement Revenue Priority of Payments, then Funding 2 (or the Cash Manager on its behalf) shall pay or provide for that deficit by applying amounts then standing to the credit of (i) the Funding 2 Principal Ledger, if any, and (ii) any amounts standing to the credit of the Funding 2 Cash Accumulation Ledger after deducting the amounts standing to the credit of the Funding 2 Principal Ledger (if any) from such ledger, and the Cash Manager shall make a corresponding entry in the relevant Funding 2 Principal Deficiency Ledger.

1.3 Funding 2 Principal Receipts may not be used to pay interest on any Loan Tranche if and to the extent that would result in a deficiency being recorded or an existing deficiency being increased, on a Funding 2 Principal Deficiency Sub-Ledger relating to a higher ranking Loan Tranche.

2. DISTRIBUTION OF FUNDING 2 AVAILABLE REVENUE RECEIPTS PRIOR TO THE SERVICE OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE ON FUNDING 2

2.1 This section sets out the order of priority of payments of Funding 2 Available Revenue Receipts as at the Programme Date.

2.2 Except for amounts due to third parties by the Master Issuer and/or Funding 2 under paragraph (a) below or amounts due to the Account Bank, or the Master Issuer Account Bank, which shall be paid when due on each Funding 2 Interest Payment Date prior to the service of a Master Intercompany Loan Acceleration Notice, the Cash Manager will apply the Funding 2 Available Revenue Receipts for such date and if Funding 2 Available Revenue Receipts for such date are insufficient to pay items
       (a) to (d), (f), (h), (j), and (l) below amounts standing to the credit of the Funding 2 Principal Ledger and the Funding 2 Cash Accumulation Ledger, in the following order of priority (being the FUNDING 2 PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS):

       (a) without priority among them, but in proportion to the respective amounts due, to pay amounts due to:

              (i) the Funding 2 Funding 2 Security Trustee (together with interest and any amount in respect of VAT on those amounts) and to provide for any amounts due or to become due in the immediately following Funding 2 Interest Period to the Funding 2 Security
                    Trustee under the Funding 2 Deed of Charge;

              (ii)  to pay (by way of the fee payable pursuant to Clause
                    7.5 of the Master Issuer Intercompany Loan Agreement) amounts due to the Master Issuer in respect of the Master Issuer's obligations by way of payment of the senior fee, in respect of the master issuer's obligations specified in items (a) to (c) inclusive of the Master Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Issuing Post-Enforcement Priority of Payments; and

              (iii) any third party creditors of Funding 2 (other than
                    those referred to later in this paragraph 2.2, which amounts have been incurred without breach by Funding 2 of the Transaction Documents to which it is a party and to provide for any of these amounts expected to become due and payable in the immediately following Funding 2 Interest Period by Funding 2 and to pay or discharge any liability of Funding 2 for corporation tax on any chargeable income or gain of Funding 2;

       (b) without priority among them but in proportion to the respective amounts due, towards payment of amounts (if any) by Funding 2 to the Account Bank under the terms of the Bank Account Agreement, to the Cash Manager under the terms of the Cash Management Agreement and to the Corporate Services Provider under the Corporate Services Agreement;

       (c) towards payment of amounts (if any) due to the Funding 2 Swap Provider under the Funding 2 Swap Agreement (including termination payments but excluding any Funding 2 Swap Excluded Termination Amount;

       (d) without priority among them, but in proportion to the respective amounts due, towards payments of interest due and payable on the AAA Loan Tranches;

       (e)    towards a credit to the Funding 2 AAA Principal
              Deficiency Sub-Ledger in an amount sufficient to eliminate any debit on that ledger;

       (f) without priority among them, but in proportion to the respective amounts due, towards payments of interest due and payable on the AA Loan Tranches;

       (g) towards a credit to the Funding 2 AA Principal Deficiency Sub-Ledger in an amount sufficient to eliminate any debit on that ledger;

       (h) without priority among them, but in proportion to the respective amounts due, towards payments of interest due and payable on the A Loan Tranches;

       (i) towards a credit to the Funding 2 A Principal Deficiency Sub-Ledger in an amount sufficient to eliminate any debit on that ledger;

       (j) without priority among them, but in proportion to the respective amounts due, towards payments of interest due and payable on the BBB Loan Tranches;

       (k) towards a credit to the Funding 2 BBB Principal Deficiency Sub-Ledger in an amount sufficient to eliminate any debit on that ledger;

       (l) without priority among them, but in proportion to the respective amounts due, towards payments of interest due and payable on the BB Loan Tranches;

       (m) towards a credit to the Funding 2 BB Principal Deficiency Sub-Ledger in an amount sufficient to eliminate any debit on that ledger;

       (n) towards payment of any amounts due to the Master Issuer in respect of the Master Issuer's obligations (if any) to make a termination payment to an Master Issuer Swap Provider (but excluding any Master Issuer Swap Excluded Termination Amount);

       (o) towards a credit to the Funding 2 General Reserve Ledger to the extent the amount standing to the credit thereof is less than the Funding 2 Reserve Required Amount, taking into account any net replenishment of the Funding 2 General Reserve Fund on that Funding 2 Interest Payment Date from the Funding 2 Available Principal Receipts;

       (p) if the Liquidity Reserve Fund Rating Event has occurred and is continuing, towards a credit to the Funding 2 Liquidity Reserve Ledger to the extent the amount standing to the credit thereof is less than the Funding 2 Liquidity Reserve Fund Required Amount, taking into account any net replenishment of the Funding 2 Liquidity Reserve Fund on that Funding 2 Interest Payment Date from the Funding 2 Available Principal Receipts;

       (q) without priority among them, but in proportion to the respective amounts due, towards payment of interest due and payable on the Master Issuer Subordinated Loan Tranches;

       (r) towards a credit to the Master Issuer Subordinated Loan Principal Deficiency Sub-Ledger in an amount sufficient to eliminate any debit on that ledger;

       (s) without priority among them but in proportion to the respective amounts due, to pay (without double counting):

              (i) after the occurrence of the Funding 2 Swap Provider Default or the Funding 2 Swap Provider Downgrade Termination Event, any TERMINATION AMOUNT due and payable by Funding 2 under the Funding 2 Swap Agreement;

              (ii) the Master Issuer in respect of the Master Issuer's obligations to make any Master Issuer Swap Excluded Termination Amount; and

              (iii) the Master Issuer in respect of any other amounts due and payable under the Master Issuer Intercompany Loan Agreement and not otherwise provided for in this order of priorities;

       (t) without priority among them but in proportion to the respective amounts due, to pay (without double counting):

              (i) after the occurrence of a Funding 2 Swap Provider Default or a Funding 2 Swap Provider Downgrade Termination Event, any Funding 2 Swap Excluded Termination Amount;

              (ii) to the Master Issuer in respect of its obligations (if any) to pay any Master Issuer Swap Excluded Termination Amount; and

              (iii) any other amounts due to the Master Issuer under the Master Intercompany Loan Agreement and not otherwise provided for in this priority of payments;

       (u)    towards payment to Funding 2 of an amount equal to the sum of:

              (i)    0.01 per cent. of the Funding 2 Available Revenue
                     Receipts; and

              (ii) an amount equal to the aggregate of 0.01 per cent of the Funding 2 Available Revenue Receipts in respect of each previously occurring Funding 2 Interest

                     Payment Date less an amount equal to the sum of (i) the aggregate of amounts previously paid in accordance with this paragraph (t) on such Funding 2 Interest Payment Date or any subsequently occurring Funding 2 Interest Payment Date; and (ii) the aggregate of amounts previously applied pursuant to the third bullet point of paragraph (a) above to pay or discharge corporation tax on any chargeable income or gain of Funding 2;

       (v)    towards payment to the Seller of any Deferred Consideration; and

       (w)    the balance (if any) to Funding 2.

                                    PART 2

                   FUNDING 2 PRINCIPAL PRIORITIES OF PAYMENTS

1.     DUE AND PAYABLE DATES OF LOAN TRANCHE

1.1    A Loan Tranche shall become DUE AND PAYABLE on the earlier to occur of:

       (a) any date specified in relation to such Loan Tranche in the applicable Loan Tranche Supplement;

       (b)    the date upon which a Trigger Event occurs;

       (c) the date upon which the Funding 2 Security Trustee serves a Note Acceleration Notice on the Master Issuer; and

       (d) the date upon which the Funding 2 Security Trustee serves a Master Intercompany Loan Acceleration Notice on Funding 2.

1.2 If there are insufficient Funding 2 Available Principal Receipts available to repay a Loan Tranche when that Loan Tranche is due and payable (either in full or up to its Scheduled Amortisation Amount), then the shortfall will be repaid on subsequent Funding 2 Interest Payment Dates from Funding 2 Available Principal Receipts until that Loan Tranche is fully repaid or, as applicable, the Scheduled Amortisation Amount is fully repaid.

2. REPAYMENT OF LOAN TRANCHES PRIOR TO THE OCCURRENCE OF A TRIGGER EVENT AND PRIOR TO THE SERVICE ON FUNDING 2 OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE OR THE SERVICE ON THE MASTER ISSUER OF A NOTE ACCELERATION NOTICE

2.1 On each Funding 2 Interest Payment date prior to the occurrence of a Trigger Event or the service on Funding 2 of a Master Intercompany Loan Acceleration Notice or the service on the Master Issuer of a Note Acceleration Notice, the Cash Manager shall apply Funding 2 Available Principal Receipts in the following priority:

       (A) to the extent only that monies have been drawn from the Funding 2 General Reserve Fund to make Funding 2 Reserve Principal Payments, towards a credit to the Funding 2 General Reserve Ledger to the extent the amount standing to the credit thereof is less than the Funding 2 Reserve Required Amount;

       (B) if a Liquidity Reserve Fund Rating Event has occurred and is continuing, (i) to the extent only that monies have been drawn from the Funding 2 Liquidity Reserve Fund in order to make Funding 2 Liquidity Reserve Principal Payments or (ii) to the extent that the Funding 2 Liquidity Reserve Fund has not been fully funded, and the Funding 2 Available Revenue Receipts on such Funding 2 Interest Payment Date are insufficient to do so, towards a credit to the Funding 2 Liquidity Reserve Ledger to the extent the amount standing to the credit thereof is less than the Funding 2 Liquidity Reserve Fund Required Amount;

       (C) in order of their Final Repayment Dates, beginning with the earliest such date (and, if two or more AAA Loan Tranches have the same Final Repayment Date, in proportion to the respective amounts due) to repay the principal amounts due (if any) on such Funding 2 Interest Payment Date on the AAA Loan Tranches, in each case subject to Rules (1) and (2) below;

       (D) in no order of priority among them, but in proportion to the respective amounts due, to repay the principal amounts due (if any) on such Funding 2 Interest Payment Date on the AA Loan Tranches, in each case subject to Rules (1) and (2) below;

       (E) in no order of priority among them, but in proportion to the respective amounts due, to repay the principal amounts due (if any) on such Funding 2 Interest Payment Date on the A Loan Tranches, in each case subject to Rules (1) and (2) below;

       (F) in no order of priority among them, but in proportion to the respective amounts due, to repay the principal amounts due (if any) on such Funding 2 Interest Payment Date on the BBB Loan Tranches, in each case subject to Rules (1) and (2) below;

       (G) in no order of priority among them, but in proportion to the respective amounts due, to repay the principal amounts due (if any) on such Funding 2 Interest Payment Date on the BB Loan Tranches, in each case subject to Rules (1) and (2) below;

       (H) towards a credit to the Funding 2 Cash Accumulation Ledger until the balance is equal to Funding 2's Cash Accumulation Liability (as calculated after any payments are made at item (C) of this priority of payments);

       (I) in no order of priority among them, but in proportion to the respective amounts due, to repay the principal amounts due (if any) on such Funding 2 Interest Payment Date on the Master Issuer Subordinated Loan Tranches, in each case subject to Rule (1); and

       (J) in no order of priority among them, the remainder to be credited to the Funding 2 Principal Ledger.

2.2 In the applicable circumstances, the following Rules apply in determining the amounts to be paid under items (C), (D), (E), (F) and
       (G) of the priority of payments set out above and below:

RULE (1) - REPAYMENT DEFERRALS

(A)    If on a Funding 2 Interest Payment Date:

(1) there is a debit balance on the BB Principal Deficiency Sub-Ledger, the BBB Principal Deficiency Sub-Ledger, the A Principal Deficiency Sub-Ledger or the AA Principal Deficiency Sub-Ledger, after application of the Funding 2 Available Revenue Receipts on that Funding 2 Interest Payment Date; or

(2) the Adjusted Funding 2 General Reserve Fund Level is less than the Funding 2 General Reserve Fund Threshold; or

(3) the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, in respect of which the aggregate amount in arrears is more than three times the Monthly Payment then due, is more than 5 per cent. of the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust,

       then until the relevant circumstance as described in sub-paragraphs (1),
       (2) or (3) above has been cured or otherwise ceases to exist, if:

       (a) any AAA Loan Tranche (whether or not such AAA Loan Tranche is then due and payable) remains outstanding after making the payments under item (C) of the above priority of payments, then the AA Loan Tranches will not be entitled to principal repayments under item (D) of the above priority of payments;

       (b) any AAA Loan Tranche or any AA Loan Tranche (whether or not such AAA Loan Tranche or AA Loan Tranche is then due and payable) remains outstanding after making the payments under items (C) and/or (D) of the above priority of payments, then the A Loan Tranches will not be entitled to principal repayments under item
              (E) of the priority of payments set out above;

       (c) any AAA Loan Tranche, any AA Loan Tranche or any A Loan Tranche (whether or not such AAA Loan Tranche, AA Loan Tranche or A Loan Tranche is then due and payable) remains outstanding after making the payments under items (C), (D) and/or (E) of the above priority of payments, then the BBB Loan Tranches will not be entitled to principal repayments under item (F) of the priority of payments set out above; and/or

       (d) any AAA Loan Tranche, any AA Loan Tranche, any A Loan Tranche or any BBB Loan Tranche (whether or not such AAA Loan Tranche, AA Loan Tranche, A Loan Tranche or BBB Loan Tranche is then due and payable) remains outstanding after making the payments under items (C), (D), (E) and/or (F) of the above priority of payments, then the BB Loan Tranches will not be entitled to principal repayments under item (G) of the priority of payments set out above; and/or

       (e) any AAA Loan Tranche, any AA Loan Tranche, any BBB Loan Tranche or any BB Loan Tranche (whether or not such AAA Loan Tranche, AA Loan Tranche, A Loan Tranche, BBB Loan Tranche or B Loan Tranche is then due and payable) remains outstanding after making the payments under items (C), (D), (E), (F) and/or (G) of the above Funding 2 Pre-Enforcement Principal Priority of Payments, then the Master Issuer Subordinated Loan Tranches will not be entitled to principal repayments under item (I) of the above Funding 2 Pre-Enforcement Principal Priority of Payments.

(B)    If on a Funding 2 Interest Payment Date:

(1) one or more Bullet Loan Tranches are within a Cash Accumulation Period at that time; and

(2)    either:

       (f)    the Quarterly CPR is less than 10 per cent.; or

       (g)    both:

              (i) the Quarterly CPR is equal to or greater than 10 per cent., but less than 15 per cent., and

              (ii)   the Annualised CPR is less than 10 per cent.;

then on or before their Step-Up Dates, the Scheduled Amortisation Loan Tranches will be entitled to principal repayments under items (C), (D), (E), (F) and (G) of the priority of payments set out above only to the extent permitted under the Scheduled Amortisation Repayment Restrictions.

(C)    If on a Funding 2 Interest Payment Date:

(1) one or more Bullet Loan Tranches and/or Scheduled Amortisation Instalments are within a Cash Accumulation Period at that time;

(2)    the Quarterly CPR is less than 15 per cent.; and

(3) there is a Cash Accumulation Shortfall at that time, then, on or before their Step-Up Dates, the Original Pass-Through Loan Tranches will be entitled to principal repayments under items (C), (D), (E), (F) and (G) of the priority of payments above only to the extent permitted under the Pass-Through Repayment Restrictions.

RULE (2) - REPAYMENT OF PAYABLE PASS-THROUGH LOAN TRANCHES AFTER A STEP-UP DATE

Following the occurrence of the Step-Up Date under a Rated Loan Tranche (SERIES A LOAN TRANCHE) and provided that the Funding 2 Share of the Trust Property is greater than zero, the aggregate amount repaid on a Funding 2 Interest Payment Date in relation to Rated Loan Tranches (other than Bullet Loan Tranches or Scheduled Amortisation Instalments) under that Loan Tranche A under items (C),
(D), (E), (F) and (G) of the priority of payments set out above shall be limited to an amount calculated as follows:

                               Outstanding Principal Balance of Series A Loan Tranche
Funding 2 Principal Funds x ------------------------------------------------------------
                            Aggregate Outstanding Principal Balance of all Loan Tranches


where FUNDING 2 PRINCIPAL FUNDS means in respect of any Funding 2 Interest Payment Date the sum of:

(A) the aggregate of the following amount for each Calculation Period which has ended in the period from the previous Funding 2 Interest Payment Date to the most recent Normal Calculation Date, such amount being the product of:

       (1) the Funding 2 Share Percentage as calculated at the start of the relevant Calculation Period; and

       (2) the aggregate amount of Principal Receipts received by the Mortgages Trustee in the relevant Calculation Period;

(B) the amount credited to the Funding 2 Principal Deficiency Ledger on the relevant Funding 2 Interest Payment Date; and

(C) the amount, if any, credited to the Funding 2 Principal Ledger pursuant to item (I) of the above Funding 2 Pre-Enforcement Principal Priority Of Payments on the immediately preceding Funding 2 Interest Payment Date.

ALLOCATIONS INVOLVING RULE (2)

Where Rule (2) applies at a level of any priority of payments, the funds available for making payments at that level shall first be allocated without reference to Rule (2). However, if the amount so allocated to one or more Loan Tranches exceeds the amount permitted under Rule (2) to be paid in respect of those Loan Tranches (the CAPPED LOAN TRANCHES), the excess shall then be reallocated among any other relevant Loan Tranches at that level using the method of allocation as applies at that level but without reference to the Capped Loan Tranches in calculating such reallocation. If a further such excess arises as a result of the reallocation process, the reallocation process shall be repeated at that level in relation to each such further excess that arises until no further funds can be allocated at that level following which the remaining excess shall then be applied at the next level of that priority of payments.

5. REPAYMENT OF LOAN TRANCHES (OTHER THAN START-UP LOAN TRANCHES) FOLLOWING THE OCCURRENCE OF A NON-ASSET TRIGGER EVENT BUT PRIOR TO THE SERVICE ON FUNDING 2 OF MASTER INTERCOMPANY LOAN ACCELERATION NOTICE OR THE SERVICE ON THE MASTER ISSUER OF A NOTE ACCELERATION NOTICE.

Following the occurrence of a Non-Asset Trigger Event (where no Asset Trigger Event has occurred) under the Mortgages Trust Deed but prior to the service on Funding 2 of a Master Intercompany Loan Acceleration Notice or the service on the Master Issuer of a Note Acceleration Notice, the Bullet Loan Tranches and the

Scheduled Amortisation Loan Tranches will be deemed to be Pass-Through Loan Tranches and on each Funding 2 Interest Payment Date Funding 2 will be required to apply Funding 2 Available Principal Receipts in the following priority:

(A) to the extent only that monies have been drawn from the Funding 2 General Reserve Fund to make Funding 2 Reserve Principal Payments, towards a credit to the Funding 2 General Reserve Ledger to the extent the amount standing to the credit thereof is less than the Funding 2 Reserve Required Amount;

(B)    if a Liquidity Reserve Fund Rating Event has occurred and is continuing,
       (i) to the extent only that monies have been drawn from the Funding 2 Liquidity Reserve Fund in order to make Funding 2 Liquidity Reserve Principal Payments or (ii) to the extent that the Funding 2 Liquidity Reserve Fund has not been fully funded, towards a credit to the Funding 2 Liquidity Reserve Ledger to the extent the amount standing to the credit thereof is less than the Funding 2 Liquidity Reserve Fund Required Amount;

(C) in order of their Final Repayment Dates, beginning with the earliest such date (and if two or more AAA Loan Tranches have the same final repayment date, in proportion to the respective amounts due) to repay the AAA Loan Tranches until the AAA Loan Tranches are fully repaid;

(D) in order of their Final Repayment Dates, beginning with the earliest such date (and if two or more AA Loan Tranches have the same final repayment date, in proportion to the respective amounts due) to repay the AA Loan Tranches until the AA Loan Tranches are fully repaid;

(E) in order of their Final Repayment Dates, beginning with the earliest such date (and if two or more A Loan Tranches have the same Final Repayment Date, in proportion to the respective amounts due) to repay the A Loan Tranches until the A Loan Tranches are fully repaid;

(F) in order of their Final Repayment Dates, beginning with the earliest such date (and if two or more BBB Loan Tranches have the same Final Repayment Date, in proportion to the respective amounts due) to repay the BBB Loan Tranches until the BBB Loan Tranches are fully repaid;

(G) in order of their Final Repayment Dates, beginning with the earliest such date (and if two or more BB Loan Tranches have the same Final Repayment Date, in proportion to the respective amounts due) to repay the BB Loan Tranches until the BB Loan Tranches are fully repaid; and

(H) in no order of priority among them, but in proportion to the respective amounts outstanding, to repay the Subordinated Loan Tranches until the Subordinated Loan Tranches are fully repaid.

6. REPAYMENT OF LOAN TRANCHES (OTHER THAN START-UP LOAN TRANCHES) FOLLOWING THE OCCURRENCE OF AN ASSET TRIGGER EVENT BUT PRIOR TO THE SERVICE ON FUNDING 2 OF A MASTER INTERCOMPANY LOAN ACCELERATION NOTICE OR THE SERVICE ON THE MASTER ISSUER OF A NOTE ACCELERATION NOTICE

Following the occurrence of an Asset Trigger Event (whether or not a Non-Asset Trigger Event occurs or has occurred) but prior to the service on Funding 2 of a Master Intercompany Loan Acceleration Notice or the service on the Master Issuer of a Note Acceleration Notice, the Bullet Loan Tranches and the Scheduled Amortisation Loan Tranches will be deemed to be Pass-Through Loan Tranches and on each Funding 2 Interest Payment Date Funding 2 will be required to apply Funding 2 Available Principal Receipts in the following priority:

(A) to the extent only that monies have been drawn from the Funding 2 General Reserve Fund to make Funding 2 Reserve Principal Payments, towards a credit to the Funding 2 General Reserve Ledger to the extent the amount standing to the credit thereof is less than the Funding 2 Reserve Required Amount;

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(B)    if a Liquidity Reserve Fund Rating Event has occurred and is continuing,
       (i) to the extent only that monies have been drawn from the Funding 2 Liquidity Reserve Fund in order to make Funding 2 Liquidity Reserve Principal Payments or (ii) to the extent that the Funding 2 Liquidity Reserve Fund has not been fully funded, towards a credit to the Funding
       2 Liquidity Reserve Ledger to the extent the amount standing to the credit thereof is less than the Funding 2 Liquidity Reserve Fund
       Required Amount;

(C) without priority among them, but in proportion to the amounts due, to repay the AAA Loan Tranches until the AAA Loan Tranches are fully repaid;

(D) without priority among them, but in proportion to the amounts due, to repay the AA Loan Tranches until the AA Loan Tranches are fully repaid;

(E) without priority among them, but in proportion to the amounts due, to repay the A Loan Tranches until the A Loan Tranches are fully repaid;

(F) without priority among them, but in proportion to the amounts due, to repay the BBB Loan Tranches until the BBB Loan Tranches are fully repaid;

(G) without priority among them, but in proportion to the amounts due, to repay the BB Loan Tranches until the BB Loan Tranches are fully repaid; and

(H) without priority among them, but in proportion to the amounts due, to repay the Subordinated Loan Tranches, until the Master Issuer Subordinated Loan Tranches are fully repaid.

7. REPAYMENT OF LOAN TRANCHES (OTHER THAN START-UP LOAN TRANCHES) AFTER ACCELERATION OF THE NOTES BUT PRIOR TO MASTER INTERCOMPANY LOAN ACCELERATION

If a Note Acceleration Notice is served on the Master Issuer, then that will not result in automatic enforcement of the Funding 2 Security under the Funding 2 Deed Of Charge. In those circumstances, however, the Bullet Loan Tranches and any Scheduled Amortisation Loan Tranches will be deemed to be Pass-Through Loan Tranches and on each Funding 2 Interest Payment Date Funding 2 will be required to apply Funding 2 Available Principal Receipts in the following priority:

(A) to the extent only that monies have been drawn from the Funding 2 General Reserve Fund to make Funding 2 Reserve Principal Payments, towards a credit to the Funding 2 General Reserve Ledger to the extent the amount standing to the credit thereof is less than the Funding 2 Reserve Required Amount;

(B)    if a Liquidity Reserve Fund Rating Event has occurred and is continuing,
       (i) to the extent only that monies have been drawn from the Funding 2 Liquidity Reserve Fund in order to make the Funding 2 Liquidity Reserve Principal Payments or (ii) to the extent that the Funding 2 Liquidity Reserve Fund has not been fully funded, towards a credit to the Funding 2 Liquidity Reserve Ledger to the extent the amount standing to the credit thereof is less than the Funding 2 Liquidity Reserve Fund Required Amount;

(C) without priority among them, but in proportion to the amounts due, to repay the AAA Loan Tranches until the AAA Loan Tranches are fully repaid;

(D) without priority among them, but in proportion to the amounts due, to repay the AA Loan Tranches until the AA Loan Tranches are fully repaid;

(E) without priority among them, but in proportion to the amounts due, to repay the A Loan Tranches until the A Loan Tranches are fully repaid;

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(F)    without priority among them, but in proportion to the amounts due, to repay the BBB Loan Tranches until the BBB Loan Tranches are fully repaid;

(G) without priority among them, but in proportion to the amounts due, to repay the BB Loan Tranches until the BB Loan Tranches are fully repaid; and

(H) without priority among them, but in proportion to the amounts due, to repay the Subordinated Loan Tranches until the Subordinated Loan Tranches are fully repaid.

8. REPAYMENT OF LOAN TRANCHES (OTHER THAN START-UP LOAN TRANCHES) WHEN FUNDING 2 RECEIVES AN AMOUNT OUTSTANDING UNDER THE MASTER INTERCOMPANY LOAN

If either:

(A) Funding 2 receives a payment from the Seller and/or Funding 1 in the circumstances set out in clause 7 of the Mortgages Trust Deed; or

(B) the proceeds of a New Loan Tranche (other than a Start-Up Loan Tranche) or a New Intercompany Loan are to be used to refinance another Loan Tranche in the circumstances set out in clause 4 of the Master Intercompany Loan Agreement, then Funding 2 will not apply the relevant payment as described in paragraphs 4 to 7 above. Instead, Funding 2 will apply the full repayment amount to repay the relevant Loan Tranche.

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                                    PART 3

                 FUNDING 2 POST-ENFORCEMENT PRIORITY OF PAYMENTS

All monies received or recovered by the Funding 2 Security Trustee or the Receiver in respect of the Funding 2 Security subsequent to the Funding 2 Security Trustee serving a Master Intercompany Loan Acceleration Notice on Funding 2, will be applied (save to the extent required by law) by the Funding 2 Security Trustee or the Receiver on each Funding 2 Interest Payment Date in accordance with the following order of priority (in each case only and to the extent that payments or provision of a higher priority have been made in full):

(A) without priority among them, but in proportion to the respective amounts due, to pay amounts due to:

       (i) the Funding 2 Security Trustee and any Receiver appointed by the Funding 2 Security Trustee, together with interest and any amount in respect of VAT on those amounts, and to provide for any amounts due or to become due to the Funding 2 Security Trustee and the Receiver in the following Funding 2 Interest Period under the Funding 2 Deed Of Charge; and

       (ii) the Master Issuer in respect of the Master Issuer's obligations specified in items (A) and (B) of the Master Issuer
              Post-Enforcement Priority of Payments;

(B) without priority among them but in proportion to the respective amounts due, towards payment of amounts (if any) due by Funding 2 to the Account Bank under the terms of the Bank Account Agreement, to the Cash Manager under the terms of the Cash Management Agreement and to the Corporate Services Provider under the Corporate Services Agreement;

(C) towards payment of amounts (if any) due to the Funding 2 Swap Provider under the Funding 2 Swap Agreement (including any termination payment but excluding any Funding 2 Swap Excluded Termination Amount);

(D) without priority among them, but in proportion to the respective amounts due, towards payments of interest, principal and fees due and payable on the AAA Loan Tranches;

(E) without priority among them, but in proportion to the respective amounts due, towards payments of interest, principal and fees due and payable on the AA Loan Tranches;

(F) without priority among them, but in proportion to the respective amounts due, towards payments of interest, principal and fees due and payable on the A Loan Tranches;

(G) without priority among them, but in proportion to the respective amounts due, towards payments of interest, principal and fees due and payable on the BBB Loan Tranches;

(H) without priority among them, but in proportion to the respective amounts due, towards payments of interest, principal and fees due and payable on the BB Loan Tranches;

(I) without priority among them, but in proportion to the respective amounts due, towards payments of interest, principal and fees due and payable on the Subordinated Loan Tranches;

(J) towards payment of any amounts due to the Master Issuer in respect of its obligations (if any) to make a termination payment to the Master Issuer Swap Provider (but excluding any Master Issuer Swap Excluded Termination Amount);

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(K)    without priority among them but in proportion to the respective amounts due, to pay (without double counting): (i) the Master Issuer in respect of the Master Issuer's obligations (if any) to pay any Master Issuer Swap Excluded Termination Amount to a Master Issuer Swap Provider as a result of a Master Issuer Swap Provider Default or a Master Issuer Swap Provider Downgrade Termination Event (as appropriate); (ii) the Master Issuer in respect of any other amounts due and payable under the Master Intercompany Loan Agreement and not otherwise provided for earlier in this priority of payments; and (iii) after the occurrence of the Funding 2 Swap Provider Default or the Funding 2 Swap Provider Downgrade Termination Event, any termination amount due to and payable to the Funding 2 Swap Provider by Funding 2 under the Funding 2 Swap Agreement;

(L) without priority among them but in proportion to the amounts then due, towards payment of amounts due to the Funding 2 Start-Up Loan Provider under each Funding 2 Start-Up Loan Agreement; and

(M)    towards payment to the Seller of any Deferred Consideration.






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